SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest event reported): March 16, 2000




                    Merrill Lynch Mortgage Investors, Inc.
          ----------------------------------------------------------
           (Exact name of registrant as specified in its character)



                                   Delaware
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        (State or other jurisdiction of incorporation or organization)





  333-81429                                          13-5674085
-------------------------                    ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)



                    Merrill Lynch Mortgage Investors, Inc.
                    250 Vesey Street
                    World Financial Center, North Tower
                    New York, New York  10281
               ------------------------------------------------
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: 212-449-1000




                                Not applicable
       ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         Filing of Independent Auditors' Consent.

         Filed herewith, as an exhibit to the registration statement (registration no. 333-81429) of Merrill Lynch Mortgage Investors, Inc. (the "Company"), is the Independent Auditors' Consent of KPMG LLP ("KPMG").

         Incorporation by reference of Financial Statements of Ambac Assurance Corporation

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Ambac Assurance Corporation, SEC No-Action Letter (December 19, 1996), the Company will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ending December 31, 1999 included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2000). Such financial statements will be incorporated by reference in the prospectus supplement relating to the Company's Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG to the use of their name in such prospectus supplement. The consent of KPMG is attached hereto as Exhibit 23.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         23.4     Independent Auditors Consent of KPMG LLP


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MERRILL LYNCH MORTGAGE
                                INVESTORS, INC.



                                By: /s/ Peter Cerwin
                                    -------------------
                                    Name: Peter Cerwin
                                   Title: Vice President


Dated:   March 16, 2000

                                 Exhibit Index


           Exhibit                                                    Page

           23.4                                                         6